Emergent BioSolutions Announces Appointment of John D. Fowler, Jr. to Board of Directors

GAITHERSBURG, Md., March 3, 2026 (GLOBE NEWSWIRE) -- Emergent BioSolutions Inc. (NYSE: EBS) today announced the appointment of John D. Fowler, Jr. to its board of directors effective March 1, 2026. Mr. Fowler brings more than three decades of leadership experience across the healthcare and financial services sectors. He will serve on the Audit and Finance Committee.

“We’re pleased to welcome John to the board of directors at this important point in the company’s ongoing turnaround and transformation,” said Dr. Zsolt Harsanyi, Ph.D., chairman of the board. “John’s deep experience in healthcare and financial markets will provide valuable insight as the company continues to execute against its strategic priorities and drive long-term shareholder value.”

“I am honored to join Emergent’s board of directors at such a pivotal time in global health preparedness,” said Mr. Fowler. “I look forward to working with the board and management to help advance the company’s transformation while supporting its mission to protect and save lives.”

Mr. Fowler currently is chair of the board of trustees of the University of Virginia Darden School Foundation. Previously, he spent 14 years at Wells Fargo Securities in senior leadership roles, including vice chairman, Corporate and Investment Banking.

He held previous positions as vice chairman of investment banking at Deutsche Bank, head of Health Care Services Banking at JPMorgan, and head of Health Care Banking at Salomon Brothers. Mr. Fowler was also president of Large Scale Biology Corporation, a publicly traded biotech company; a founding partner of Bio-Strategic Directors, a biotech consulting firm; and managing partner of Baycrest Capital, a private equity investment firm. He has served on various corporate boards of directors, including Beverly Enterprises (lead outside director), Large Scale Biology Corporation and Optical Dynamics.

Mr. Fowler earned a Juris Doctor degree from the University of Virginia School of Law, a Master of Business Administration from the University of Virginia Darden School of Business and a Bachelor of Arts in History from the University of Virginia.

About Emergent BioSolutions

At Emergent, our mission is to protect and save lives. For over 25 years, we’ve been at work preparing those entrusted with protecting public health. We deliver protective and life-saving solutions for health threats like smallpox, mpox, botulism, Ebola, anthrax and opioid overdose emergencies. To learn more about how we help prepare communities around the world for today’s health challenges and tomorrow’s threats, visit our website and follow us on LinkedIn, X, Instagram, Apple Podcasts and Spotify.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are forward-looking statements. We generally identify forward-looking statements by using words like "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "future," "goal," "intend," "may," "plan," "position," "possible," "potential," "predict," "project," "should," "target," "will," "would," and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by any forward-looking statements. Readers should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the U.S. Securities and Exchange Commission, when evaluating our forward-looking statements.

Investor Contact:
Richard S. Lindahl
Executive Vice President, CFO
lindahlr@ebsi.com

Media Contact:
Assal Hellmer
Vice President, Communications
mediarelations@ebsi.com